UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 16, 2011

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On May 16, 2011, Ares Capital Corporation (“Ares Capital”) will be making a presentation to Institutional Shareholder Services Inc. in connection with the proposals to be voted on at Ares Capital’s 2011 Annual Meeting of Stockholders.

A copy of the slides to be used during the presentation are attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

99.1	Ares Capital Corporation Presentation to Institutional Shareholder Services Inc., dated as of May 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: May 16, 2011

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Ares Capital Corporation Presentation to Institutional Shareholder Services Inc., dated as of May 16, 2011